                                                                   EXHIBIT 10.85

                              AFC ENTERPRISES, INC.

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

         This THIRD AMENDMENT, dated as of July 14, 2003 (this "AMENDMENT"), to the Credit Agreement, dated as of May 23, 2002, (the "CREDIT AGREEMENT") among AFC ENTERPRISES, INC., a Minnesota corporation (the "BORROWER"), the LENDERS party thereto, JPMORGAN CHASE BANK ("JPMCB"), as Administrative Agent, J.P.MORGAN SECURITIES INC., as Joint Bookrunner and Co-Lead Arranger, CREDIT SUISSE FIRST BOSTON as Joint Bookrunner and Co-Lead Arranger, CREDIT LYONNAIS NEW YORK BRANCH as Co-Documentation Agent, FLEET NATIONAL BANK, INC., as Co-Documentation Agent and SUNTRUST BANK as Co-Documentation Agent, as amended by the First Amendment to the Credit Agreement, dated March 31, 2003, and the Second Amendment to the Credit Agreement, dated May 30, 2003, both the First Amendment and the Second Amendment among the Borrower, JPMorgan Chase Bank and the Lenders party thereto, each in their stated capacities. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

         WHEREAS, Borrower and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein,

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

                  1.1      AMENDMENTS TO SECTION 1: DEFINITIONS.

                           A. Section 1.01 of the Credit Agreement is hereby
amended by adding the following definitions:

                  "Third Amendment " means the amendment to the Credit Agreement dated as of July 14, 2003.

                  "Third Amendment Effective Date" means the date on or prior to July 14, 2003 upon which all the conditions precedent set forth in Section 2 of the Third Amendment are satisfied.

                           B. The definition of "Applicable Rate" is hereby
amended by deleting the grids under clauses (a), (b) and (c) in their entirety and substituting therefor the following:

                  (a) Revolving Loans

                                ABR            Eurodollar
Total Leverage Ratio:         Spread             Spread            Facility Fee Rate
------------------------------------------------------------------------------------
    Category 1
     > = 3.0                   1.75%              2.75%                  0.50%
------------------------------------------------------------------------------------
    Category 2
 > = 2.5 and < 3.0             1.50%              2.50%                  0.50%
------------------------------------------------------------------------------------
    Category 3
 > = 1.5 and < 2.5             1.25%              2.25%                  0.50%
------------------------------------------------------------------------------------
    Category 4
       < 1.5                   1.00%              2.00%                  0.50%
------------------------------------------------------------------------------------

                  (b) Tranche A Term Loans

                                 ABR            Eurodollar
Total Leverage Ratio:          Spread             Spread            Facility Fee Rate
-------------------------------------------------------------------------------------
     Category 1
      > = 3.0                   1.75%              2.75%                  0.50%
-------------------------------------------------------------------------------------
     Category 2
 > = 2.5 and < 3.0              1.50%              2.50%                  0.50%
-------------------------------------------------------------------------------------
     Category 3
 > = 1.5 and < 2.5              1.25%              2.25%                  0.50%
-------------------------------------------------------------------------------------
     Category 4
        < 1.5                   1.00%              2.00%                  0.50%
-------------------------------------------------------------------------------------

                  (c) Tranche B Term Loans

                                ABR             Eurodollar
Total Leverage Ratio:         Spread              Spread
----------------------------------------------------------
    Category 1
     > = 3.0                   2.25%              3.00%
----------------------------------------------------------
    Category 2
 > = 2.5 and < 3.0             2.00%              2.75%
----------------------------------------------------------
    Category 3
 > = 1.5 and < 2.5             1.75%              2.50%
----------------------------------------------------------
     Category 4
       < 1.5                   1.50%              2.25%
----------------------------------------------------------


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

                           C. The definitions of "Consolidated EBITDA" and
"Effective Date Total Unit Requirement" are hereby amended and restated in their entirety as follows:

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted from revenues in determining such Consolidated Net Income for such period, the sum of (i) the aggregate amount of consolidated interest expense for such period, (ii) the aggregate amount of all provisions for all taxes (whether or not paid, estimated or accrued) based upon or determined by reference to the income and profits for such period, (iii) all amounts attributable to depreciation, amortization (including but not limited to amortization of goodwill and other intangible assets, amortization and write-offs of financing costs and premiums paid in connection with any early extinguishment of Indebtedness) and any non-cash impairment charges related to goodwill, other intangible or long-lived assets for such period, (iv) all extraordinary, unusual or non-recurring charges, (v) costs and consulting fees of not more than $4,000,000 related to productivity studies completed in 2003 and non-recurring costs, charges and expenses directly related to the restatement of the 2000, 2001 and 2002 financial statements, in each case, as certified by a Financial Officer and together with a schedule describing such costs, charges and expenses in reasonable detail and (vi) all other non-cash charges, minus (b) without duplication and to the extent added to revenues in determining such Consolidated Net Income for such period, the sum of all extraordinary gains during such period, all as determined on a consolidated basis in accordance with GAAP.

                  "Effective Date Total Unit Requirement" means 250 units owned and operated by the Borrower and its Subsidiaries.

                  1.2      AMENDMENTS TO SECTION 2: THE CREDITS

                  Section 2.10(c) is hereby amended by inserting the following sentence at the end thereof:

                  "Notwithstanding anything to the contrary set forth above, the Borrower shall be required to use no more than 50% of the cash proceeds of the SCC Disposition to apply as prepayments against the Loans as set forth above and shall have through July 17, 2003 or by the first Tranche A and Tranche B maturity date occurring after the closing date of the SCC Disposition, whichever is later, to make such prepayment with said proceeds (and the balance may be used for general corporate purposes to the extent otherwise permitted hereunder)."

                  1.3      AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

                           A. Section 6.03(a) is hereby amended by deleting
clause (z) in its entirety and replacing it with the following:

                  "(z) no less than 50% of the cash proceeds of the SCC Disposition are applied as prepayments of Loans as required pursuant to Section 2.10(c) of this Agreement."


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

                           B. Section 6.06(a) is hereby amended by deleting such
section in its entirety and replacing it with the following:

                           "(a) The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, declare and pay cash dividends and make payments to purchase Borrower Common Stock or options, warrants or rights to purchase or acquire Borrower Common Stock, in all cases not to exceed $100,000,000 in aggregate; provided however, that if at the time of the making of any such declaration or purchase, and after giving effect thereto, the Total Leverage Ratio of Borrower exceeds 2.50 to 1.00, such payment may be made only to the extent that the total amount thereof does not at the time of payment, when aggregated with Investments permitted under Sections 6.04(b) and 6.04(f) exceed $100,000,000 and after giving effect to such Restricted Payment, the Borrower is in compliance with the Financial Covenants, and (iv) following the consummation of the SCC Disposition and the prepayment of Loans with the cash proceeds thereof in accordance with
         Section 2.10(c), the Borrower may declare and pay cash dividends or make payments to purchase Borrower Common Stock, in an aggregate amount not to exceed 50% of the cash proceeds of the SCC Disposition, provided that at any time any such declaration of payment of cash dividends or at the time a purchase of stock is made (v) no Default or Event of Default shall have occurred and be continuing, (w) all audited and unaudited financial statements and reports and other information shall have been provided to Lenders, including all such reports, statements and information to be provided no later than the Outside Reporting Date, (x) the Borrower shall have made all outstanding filings with the Securities and Exchange Commission with respect to annual and quarterly financial statements and reporting requirements, (y) there shall have been no adverse change in the company's credit ratings issued by S&P and Moody's and (z) the Borrower shall certify that none of the above referenced filings, accounts, financial statements or reports discloses a Material Adverse Effect; provided further, however, that the Borrower shall provide to the Administrative Agent no later than two (2) Business Days prior to the making of any such payment permitted under this subclause (iv) and after giving effect thereto and also after giving effect to any prepayment of Loans required with respect to the SCC Disposition, an officer's certificate demonstrating in reasonable detail that the Senior Leverage Ratio of Borrower does not exceed 2.00 to 1.00."

                           C. Section 6.14 is hereby amended so that the Total
Leverage Ratio requirement for the Third Fiscal Quarter 2003 and the Fourth Fiscal Quarter 2003 be 3.25 to 1.00 rather than 3.50 to 1.00.

                           D. Section 6.15 is hereby amended (i) so that the
Senior Leverage Ratio requirement for the Third Fiscal Quarter 2003 and the Fourth Fiscal Quarter 2003 be 2.50 to 1.00 rather than 2.75 to 1.00 and (ii) by inserting the following language immediately prior to the parenthetical "(but not for purposes of determining the Applicable Rate)" on the third line thereof:

                  "and the Senior Leverage Ratio requirement set forth in
Section 6.06(a)(iv)"

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

                  2.1      The effectiveness of the amendments set forth at
Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof:

                  A. The Borrower, the Required Lenders and the Subsidiary Loan Parties shall have indicated their consent to this Amendment by the execution and delivery of the applicable signature pages to the Administrative Agent.

                  B. As of the Third Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

                  C. As of the Third Amendment Effective Date, after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  D. The Administrative Agent shall have received a certificate signed by a Financial Officer of the Borrower and dated the Third Amendment Effective Date certifying that, (y) to the best knowledge of the Borrower, it is in compliance with Sections 6.10, 6.12, 6.13, 6.14 and 6.15 of the Credit Agreement and that at no time has it been in default of any such Section based upon the financial information available to said Financial Officer on the Third Amendment Effective Date and (z) no event shall have occurred and be continuing that would constitute an Event of Default or a Default (other than as contemplated by the foregoing clause (y) with respect to Sections 6.10, 6.12, 6.13, 6.14 and 6.15 of the Credit Agreement).

                  E. The Administrative Agent shall have received a favorable written opinion of Cohen Pollock Merlin Axelrod & Small, P.C., counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

                  F. As of the Third Amendment Effective Date, the Borrower shall have paid all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under any Loan Document.

                  G. Administrative Agent shall have received, for distribution to all Lenders executing this Amendment by 12:00 noon Eastern time on Monday, July 14, 2003 an amendment fee equal to 0.20% of such Lenders' outstanding Loans and Commitments immediately prior to the Third Amendment Effective Date

SECTION 3. REPRESENTATIONS AND WARRANTIES

                  In order to induce Required Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

                  4.1 Each of Subsidiary Loan Parties of Borrower has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure such obligations.

                  4.2 Each Subsidiary Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Loan Party hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Security Documents, the payment and performance of all Obligations under the Credit Agreement and the Obligations (as such term is defined in the Security Documents) under the Security Documents, as the case may be, including without limitation the payment and performance of all such Obligations under the Credit Agreement and the Obligations under the Security Documents in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended hereby, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations under the Credit Agreement and the Obligations under the Security Documents (whether at stated maturity, by acceleration or otherwise).

                  4.3 Each Subsidiary Loan Party acknowledges and agrees that any of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Loan Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Security Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  4.4 Each Subsidiary Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

                  5.1 This Amendment shall be binding upon the parties hereto and the Lenders and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

                  5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  5.3 On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

                  5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

           [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                               AFC ENTERPRISES, INC.,

                                    By:  /s/ Gary A. Hunt
                                        --------------------------------------
                                        Name: Gary A. Hunt
                                        Title: Vice President and Treasurer

LENDERS:

                                    JPMORGAN CHASE BANK, INDIVIDUALLY AS A
                                    LENDER AND AS ADMINISTRATIVE AGENT,

                                    By   /s/ H. David Jones
                                        --------------------------------------
                                        Name: H. David Jones
                                        Title: Vice President

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

SUBSIDIARY LOAN PARTIES:            AFC PROPERTIES, INC.



                                    By:  /s/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Secretary


                                    AFC OF LOUISIANA, LLC
                                    By: AFC Enterprises, Inc., Sole Member

                                    By   /S/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Secretary



                                    CHURCH'S TEXAS HOLDINGS, LLC
                                    By: AFC Enterprises, Inc., General Partner

                                    By   /S/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Vice President


                                    AFC HOLDINGS OF TEXAS, LLC
                                    By: AFC Enterprises, Inc.

                                    By:  /S/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Vice President



                                    CINNABON INTERNATIONAL, INC.


                                    By:  /S/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Senior Vice President/Secretary



                                    CT RESTAURANTS, L.P.
                                    By: Church's Texas Holdings, LLC
                                    By: AFC Enterprises, Inc.

                                    By   /S/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Vice President

                                    CINNABON INC.


                                    By:  /S/ Allan J. Tanenbaum
                                        --------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Senior Vice President/Secretary


                  [Individual Lender Signature Pages Omitted]


                                      S-2